Exhibit 99.2
Fortrea Signs Definitive Agreement to Divest Endpoint Clinical and Patient Access Businesses to Arsenal Capital Partners

Proposed divestiture of Endpoint Clinical and Fortrea Patient Access businesses further streamlines Fortrea’s strategic focus as a pure-play contract research organization

Creates standalone best-in-class Randomization and Trial Supply Management and Patient Access solutions positioned for differentiation and growth

DURHAM, N.C., March 11, 2024 – Fortrea (Nasdaq: FTRE) (the “Company”), a leading global contract research organization (CRO), today announced it has signed a definitive agreement to divest assets relating to its Enabling Services segment, namely its Endpoint Clinical (“Endpoint”) and Fortrea Patient Access businesses, to Arsenal Capital Partners (“Arsenal”), a leading private equity firm specializing in building market-leading, technology-rich healthcare companies.

By divesting these businesses, Fortrea aims to advance the growth strategy and solutions of Endpoint and Fortrea Patient Access, positioning them for increased investment to accelerate the technology roadmap and further enhance operations to support best-in-class customer solutions and delivery. The remaining business of Fortrea will strengthen its focus on clinical development phases 1 through 4. Closing is targeted for the second quarter of 2024, subject to customary closing conditions and regulatory approvals, as well as the parties entering into certain services and operating agreements.

“Today marks a significant milestone in Fortrea’s ongoing journey, as we sharpen our focus on organically growing as a pure-play CRO, with added financial flexibility,” said Fortrea Chairman and CEO Tom Pike. “After undertaking a strategic review of our business, divesting Endpoint and Fortrea Patient Access aligns with the interests of our customers. Arsenal has extensive experience in building businesses that create systematic improvement in health outcomes, and I am confident that Endpoint and Fortrea Patient Access will be able to strengthen their market positions, nurture top-tier talent and invest in new capabilities and resources while delivering solutions that improve patients’ lives.”

“I am excited for this next chapter for Endpoint and Fortrea Patient Access,” said Sam Osman, president of Enabling Services at Fortrea, who will serve as the CEO of these businesses with Arsenal. “These businesses will be distinctively positioned to effectively manage the patient journey across clinical trials and into commercialization by driving patient access and adherence for approved therapies. Combining Arsenal’s deep investment acumen and leading industry operational expertise, I am confident the Endpoint and Fortrea Patient Access businesses are well positioned for growth and delivery of enhanced capabilities for patients and pharma sponsors. I look forward to our continued positive impact on healthcare.”

“Endpoint and Fortrea Patient Access have a proud, decades-long track record of market leadership in supporting clinical research and commercialization of innovative therapies. Arsenal takes pride in building organizations that meaningfully improve healthcare. We are excited to partner with management and employees to accelerate the growth of these two businesses,” said Gene Gorbach, an Investment Partner of Arsenal.

Dimitris Agrafiotis, Ph.D., Director of Digital, Analytics & AI at Arsenal said, “Endpoint and Fortrea Patient Access provide essential solutions that enable patients’ participation in clinical trials and access to therapies. I am delighted to support the talented team at Endpoint and Fortrea Patient Access. Together, we will further enhance the sophistication of technology capabilities that underpin these companies’ commitment to delivering the highest quality services to the pharmaceutical industry.”

Endpoint Clinical
Endpoint operates in the high growth eClinical market as a leading provider of Randomization and Trial Supply Management (RTSM) solutions to biopharmaceutical and CRO customers with expertise in serving complex and late-stage clinical trials. For more than 15 years, Endpoint has had a successful track record of effectively supporting more than 1,750 clinical trials involving 875,000 patients across 90 countries and has cultivated a blue-chip customer base and nurtured long-standing strategic relationships.

Fortrea Patient Access
Fortrea Patient Access is a scaled leader in the HUB services and patient access market, serving the biopharmaceutical industry with comprehensive patient support, product access, affordability and adherence solutions for more than 30 years. Further advanced by its recently expanded non-commercial specialty pharmacy, FortreaRx™, to support enhanced distribution of cold-chain and ambient free goods products, Fortrea Patient Access is committed to driving patient outcomes and improving healthcare accessibility through its extensive experience while currently supporting more than 2.5 million patients and over 100 unique brands across more than 25 disease indications.

Arsenal Capital Partners
Arsenal Capital Partners is a leading private equity investment firm that specializes in building market-leading industrial growth and healthcare companies. Since its inception in 2000, Arsenal has raised institutional equity investment funds totaling over $10 billion, completed more than 290 platform and add-on acquisitions, and achieved more than 35 realizations. The firm works with management teams to build strategically important companies with leading market positions, high growth, and high value-add. For more information, visit www.arsenalcapital.com.

Advisors
Barclays is serving as exclusive financial advisor to Fortrea, and Smith Anderson is serving as its legal counsel. Sidley Austin LLP served as Arsenal’s legal counsel.

Earnings Call and Replay
Fortrea will discuss the divestiture announcement on its fourth quarter 2023 earnings conference call, which will be held today at 9:00 am ET. The conference can be accessed through the Fortrea Investor Relations website or the following earnings webcast link. To avoid potential delays, please join at least 10 minutes prior to the start of the call. A replay of the live conference call will be available shortly after the conclusion of the event and accessible on the events and presentations section of the Fortrea website. A supplemental slide presentation will also be available on the Fortrea Investor Relations website prior to the start of the call.

About Fortrea
Fortrea (Nasdaq: FTRE) is a leading global provider of clinical development and patient access solutions to the life sciences industry. We partner with emerging and large biopharmaceutical, biotechnology, medical device and diagnostic companies to drive healthcare innovation that accelerates life changing therapies to patients. Fortrea provides phase I-IV clinical trial management, clinical pharmacology, consulting services, differentiated technology-enabled trial solutions and post-approval services. Fortrea’s solutions leverage three decades of experience spanning more than 20 therapeutic areas, a passion for scientific rigor, exceptional insights and a strong investigator site network. Our talented and diverse team of about 18,000 people working in more than 90 countries is scaled to deliver focused and agile solutions to customers globally. Learn more about how Fortrea is becoming a transformative force from pipeline to patient at Fortrea.com and follow us on LinkedIn and X (formerly Twitter) @Fortrea.

Cautionary Statement Regarding Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act and Section 21E of the Exchange Act. Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements about the anticipated benefits of the transaction, including future financial and operating performance, and the anticipated timing for completing the transaction. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “guidance,” “expect,” “assume,” “anticipate,” “intend,” “plan,” “forecast,” “believe,” “seek,” “see,” “will,” “would,” “target,” similar expressions, and variations or negatives of these words that are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results could differ materially from these forward looking statements due to a number of factors, including, but not limited to: satisfaction of the conditions precedent to consummation of the proposed divestiture of Endpoint Clinical and Fortrea Patient Access businesses transaction, including the ability to secure regulatory approvals, and the Company’s ability to complete the transaction in a timely manner or at all; the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the parties’ ability to meet expectations regarding the accounting and tax treatments of the proposed transaction; and other factors described from time to time in documents that the Company files with the SEC. For a further discussion of the risks relating to the Company’s business, see the “Risk Factors” Section of the Company’s Registration Statement on Form 10, as filed with the Securities and Exchange Commission (the "SEC"), as such factors may be amended or updated from time to time in the Company’s subsequent periodic and other filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included or incorporated by reference in this report and in the Company’s filings with the SEC. All forward-looking statements are made only as of the date of this report and the Company does not undertake any obligation, other than as may be required by law, to update or revise any forward-looking statements to reflect future events or developments.

Fortrea Contacts:
Hima Inguva (Investors) – 877-495-0816, hima.inguva@fortrea.com
Sue Zaranek (Media) – 919-943-5422, media@fortrea.com
Kate Dillon (Media) – 646-818-9115, kdillon@prosek.com

Arsenal Contact:
Jackie Schofield at pro-Arsenal@prosek.com